Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Deborah K. Simpson, the Principal Financial Officer of Li-Cycle Holdings Corp. (the “Company”), certify, that, to the best of my knowledge:
(1)    The Annual Report on Form 10-K for the year ended December 31, 2023 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 15, 2024

By:	/s/ Deborah K. Simpson
Name: Deborah K. Simpson
Title: Chief Financial Officer (principal financial officer)